AMENDMENT TO NEWS RELEASE

BELOW

Geovic Mining Corp. Announces Update on Chromite Project, New Caledonia Nautilus Mineral Sands Project

April 30, 2014 - Denver, CO - Geovic Mining Corp. ("Geovic" or "the Company", TSX:GMC, OTCBB:GVCM) is pleased to announce an update on its chromite mineral sands project in New Caledonia.

Please note the following Amendment to Table 1 – UNOCAL Historic Resources where the Total Indicated column under Chromium Oxide (%) should read 3.82 % and not 0.038203%. Otherwise the contents of the News Release are accurate.

The resources reported above are historical in nature and do not comply with National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101 ''). Geovic believes that the resource categories set out above are very similar to those currently set out in NI 43-101. In order to convert the historic resources to NI 43- 101 compliant resources, additional geologic evaluation, including drilling and metallurgical testing, under the direction of a "qualified person" and reviewed by an independent "qualified person" will be necessary. No more recent evaluation of historic resources has been made to the best of Geovic's knowledge. While Geovic believes that the procedures used by UNOCAL have yielded unbiased estimates of in-situ tonnage and grades, no economic considerations have been applied to determine their appropriateness as resources under NI 43-101.A "qualified person" under NI 43-101 has not done sufficient work to classify the historical resource estimate. Geovic believes that the historic resource estimate is both relevant and reliable; however, it should not be relied upon and Geovic does not treat it as a current mineral resource.

Geovic Mining Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% indirect ownership of a significant cobalt-nickel manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and project information may be found on the websites www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net contact:

Michael Mason

Chairman and CEO

Geovic Mining Corp.

Direct (303) 476-6455

mt_mason@msn.com

On behalf of the Board

Michael T. Mason, CEO

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the merits of the Company's mineral projects, the Company'sexploration plans, the preparation of a technical report, the grant of exploration license extensions and the Company's plan and expectations regarding its mineral projects. Incertain cases, forward-looking statements can be identified by the use of words such as "proposes", "expects", "is expected", "scheduled", "estimated", "intends", or variations of such words and phrases or statements that certain actions, events or results "will" occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to exploration activities and operations; actual results of current exploration activities; conclusions of economic evaluations; predicted capital costs, operating costs, the ability to obtain financing and to market the products, production rates; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore resources, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.